Inventory	12 Months Ended
Dec. 31, 2022
Text Block [abstract 1]
Inventory

13. Inventory

Inventories consist of raw materials, work in process, and finished goods. Materials and components purchased for use in research and development activities are expensed at the time of purchase and excluded from inventory. Inventory is recorded at the lower of cost and net realizable value, less impairment, if any. Impairment is assessed quarterly, based on management’s estimates of future consumption of inventories by category.

	December 31,
	2022			2021
($000s)	Cost	Reserves	Net	Cost	Reserves	Net
Raw materials	$2,280	$—	$2,280	$562	$—	$562
Work in progress	1,486	—	1,486	107	—	107
Finished goods	812	(130)	681	570	(5)	565
Total Inventory	$4,577	$(130)	$4,447	$1,239	$(5)	$1,234

In 2022, 2021, and 2020, materials with values of $154, $124, and $32 respectively, were consumed in new product development and charged to development expense.